Exhibit 10.47
EXECUTION COPY
THIRD AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
     THIRD AMENDMENT, dated as of March 31, 2007 (this “Amendment”), to the Amended and Restated Loan and Security Agreement, dated as of January 24, 2006 (as amended, supplemented or otherwise modified through the date hereof, including, without limitation, by this Amendment, the “Loan Agreement”), among AMERICAN RAILCAR INDUSTRIES, INC., a Delaware corporation, as successor-by-merger to American Railcar Industries, Inc., a Missouri corporation (the “Borrower”), each of the financial institutions identified as a Lender on Schedule 1 thereto (together with each of their respective direct or indirect successors and assigns, and collectively, the “Lenders”), and NORTH FORK BUSINESS CAPITAL CORPORATION, a New York corporation (“NFBC”), as agent for the Lenders (the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
W I T N E S S E T H :
     WHEREAS, the Borrower, the Agent and the Lenders are parties to the Loan Agreement; and
     WHEREAS, the parties wish to amend the Loan Agreement to modify the applicability of certain covenants thereunder.
     NOW, THEREFORE, the Borrower, the Lenders and the Agent agree as follows:
     SECTION 1. Amendments to the Loan Agreement. Effective as of the date hereof, the Loan Agreement is amended as follows:
     (a)     The definition of “Excess Availability” in Section 1.1 is amended by replacing “such Loans” with “the Loans”;
     (b)     Section 7.1(k)(iii) is amended by inserting “(other than under any Loans)” immediately after “Indebtedness”;
     (c)     Section 8.2 is amended by inserting “(other than under any Loans)” immediately after “incurred or assumed any Indebtedness”;
     (d)     Section 9.2(c)(A) is amended by (i) replacing the heading “Indebtedness” with “Leverage Ratio” and (ii) inserting “(other than under any Loans)” immediately after “Borrower’s Indebtedness”; and
     (e)     Exhibit D to the Loan Agreement is amended and restated in the form of Annex 1.

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Agent shall have received (a) payment of the costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by the Agent in connection with this Amendment and (b) each of the following documents (collectively, the “Amendment Documents”), which documents shall be in form and substance satisfactory to the Agent and dated as of the date hereof or such other date as shall be acceptable to the Agent:
(i) a counterpart of this Amendment, duly executed by the Borrower and each Lender;

(ii) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the incumbency, names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other Amendment Documents to which the Borrower is a party; and

(iii) such other agreements, instruments, documents and evidence as the Agent deems necessary in its reasonable discretion in connection with the transactions contemplated hereby.
     Notwithstanding the foregoing conditions, this Amendment shall become effective and the conditions set forth above shall be deemed to have been satisfied upon delivery to the Borrower by the Agent of a copy of this Amendment, fully executed by the Agent and the Lenders.
     SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:
     (a)     The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified, authorized to do business and in good standing in each jurisdiction in which it is presently engaged in business except to the extent that the failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.
     (b)     The execution, delivery and performance by the Borrower of this Amendment and the other Amendment Documents (i) are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, (ii) do not contravene (A) any of the Borrower’s Governing Documents, (B) any Requirement of Law or (C) any contract of the Borrower listed as an exhibit to the Registration Statement or otherwise filed by the Borrower with the Securities and Exchange Commission and (iii) will not result in the imposition of any Lien upon any of its properties except in favor of the Agent.
     (c)     No consent, authorization or approval of, or filing with or other act by, any shareholders of the Borrower, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Amendment Document to which the Borrower is a party, the consummation of the transactions contemplated hereby or thereby or the continuing operations of the Borrower following such consummation.

     (d)     This Amendment, the other Amendment Documents to which the Borrower is a party and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) general principles of equity.
     (e)     No judgments, orders, writs or decrees are outstanding against it, nor is there now pending or, to its knowledge, threatened litigation, contested claim, investigation, arbitration, or governmental proceeding by or against the Borrower that (i) individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, any of the other Amendment Documents to which the Borrower is a party, the Loan Agreement as amended hereby or the consummation of the transactions contemplated hereby or thereby.
     (f)     No Default or Event of Default has occurred and is continuing.
     SECTION 4. Reference to and Effect on the Loan Agreement.
     (a)     On and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” and words of like import, and each reference in the other Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.
     (b)     The Loan Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed by each of the parties hereto.
     (c)     Neither the Agent nor the Lenders shall be deemed to have waived any rights or remedies they may have under the Loan Agreement, any other Loan Document or applicable law.
     (d)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any right, power or remedy of the Agent or the Lenders under any of the Loan Documents, or constitute a waiver of or an amendment to any provision of any of the Loan Documents.
     SECTION 5. Costs and Expenses. The Borrower agrees to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation and execution of this Amendment and the other Amendment Documents (including, without limitation, the reasonable fees and expenses of counsel to the Agent and the Lenders).
     SECTION 6. Counterparts; Telecopied Signatures. This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

     SECTION 7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their proper and duly authorized officers as of the date first set forth above.

BORROWER AMERICAN RAILCAR INDUSTRIES, INC.
By:	/s/ William P. Benac
	Name:	William P. Benac
	Title:	Sr. Vice President, CFO and Treasurer

LENDERS NORTH FORK BUSINESS CAPITAL CORPORATION
By:	/s/ Ari Kaplan
Ari Kaplan
Vice President

THE CIT GROUP/EQUIPMENT FINANCING, INC.
By:	/s/ J. Thomas Garry
	Name:	J. Thomas Garry
	Title:	Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION
By:	/s/ Steve Smith
	Name:	Steve Smith
	Title:	Vice President

CITIBANK, N.A.
By:	/s/ Jallan Wang
	Name:	Jallan Wang
	Title:	Vice President

AGENT NORTH FORK BUSINESS CAPITAL CORPORATION
By:	/s/ Ari Kaplan
Ari Kaplan
Vice President